A Leading Manufacturer of Architectural Glass & Windows February 2014 Nasdaq: TGLS; TGLSW

2 FORWARD LOOKING STATEMENTS This presentation includes certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding future financial performance, future growth and future acquisitions . These statements are based on Tecnoglass’s current expectations or beliefs and are subject to uncertainty and changes in circumstances . Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Tecnoglass’ business . These risks, uncertainties and contingencies are indicated from time to time in Tecnoglass’s filings with the Securities and Exchange Commission . The information set forth herein should be read in light of such risks . Further, investors should keep in mind that Tecnoglass’ financial results in any particular period may not be indicative of future results . Tecnoglass is under no obligation to, and expressly disclaims any obligation to, update or alter its forward - looking statements, whether as a result of new information, future events, changes in assumptions or otherwise . FINANCIAL PRESENTATION Certain of the financial information contained herein is unaudited and does not conform to SEC Regulation S - X . Furthermore, it includes EBITDA (earnings before interest, taxes depreciation and amortization) which is a non - GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933 , as amended . Accordingly, such information may be materially different when presented in Tecnoglass’s filings with the Securities and Exchange Commission . Tecnoglass believes that the presentation of this non - GAAP financial measure provides information that is useful to investors as it indicates more clearly the ability of Tecnoglass to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due . EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one - time non - recurring items and exclusions .

Investment Highlights • #1 glass transformation company in Colombia, with ~40% market share • 300+ customers in North, Central and South America – ~ 30% of 2012 sales to the U.S. • Strategic location in Barranquilla, Colombia provides convenient, cost - effective access to the Americas, the Caribbean & the Pacific • Meaningful manufacturing and delivery cost advantages over industry peers • Significant growth in revenue and Adjusted EBITDA (2011 – 2013E), with continued growth expected in 2014 • Newly - acquired public company status has increased bonding capacity from $60 million to more than $200 million • High barriers to entry • Only Colombian - headquartered company listed on NASDAQ 3

4 Global Customer Base: Hi - Spec Products for Premier Properties Park Square at Doral (Miami, FL) Trump Plaza (Panama) South Dade Miami Cultural Arts Center (Miami, FL) The W Hotel (Ft. Lauderdale, FL) Miami Courthouse (Miami, FL) 4 Waterway Square (The Woodlands, TX) Aeropuerto El Dorado (Bogota)

A Respected Industry Leader 30 - year History of Quality, Innovation, and Service 5 • Leveraged market - leading position in Colombia with intent to expand into Argentina, Aruba, Costa Rica, Panama, and Puerto Rico • Glass Magazine ranked Tecnoglass as the second largest glass fabricator serving the U.S. market in 2013 • Company estimates that it has participated in 80% of the high - rise building projects in South Florida • Meets strict regulation and product standardization requirements, notably in hurricane - prone markets in the U.S., Latin America, and Caribbean • Authorized to sell hurricane windows in Miami - Dade County, FL, one of the most demanding certifications in the world • Only PPG certified glass fabricator in South America

6 Sales and Marketing • No customer accounts for greater than 10% of revenues (excl. intercompany) • 80 - 85% of glass and aluminum sales to architectural market; 15 - 20% to industrial • Sell architectural products primarily through window contractors Manufacturing • Captive aluminum extrusions production requires high level of vertical integration • Lower cost of labor, shipping in Colombia vs. U.S. • Rigorous QA program • Recycle ~ 30% of manufacturing - related residues • Self - supplied power generation • Operating leverage should drive strong incremental EBITDA above current sales level Customer Service • Jose Daes (CEO) and Christian Daes (COO) have 50 years of combined industry experience • Established ES Windows University R&D • $500,000 - $700,000 annual investment in new product development • Thermal Break and ES powdered paint line Tecnoglass: The Power of Quality

7 Glass and Window Production • Four lamination machines with independent assembly rooms • Six specialized tempering furnaces and state - of - the - art glass molding furnaces • CNC - controlled profile bending machine • Five silk - screening machines Aluminum Plant Window Façade & Assembly • Capacity of 1,000 tons/month • Creates wide variety of shapes and forms for the door and window industries • Smelter furnace provides 90% of raw materials used in aluminum production Manufactures various glass + aluminum products Tecnoglass purchases prime raw materials 1.2 M Square Foot, State - of - the Art Manufacturing Facility Tecnoglass Completed a $29 Million Capital Investment Plan in 2013

8 Manufactures various glass + aluminum products Products are customized into finished goods Tecnoglass purchases prime raw materials Quick, on - time delivery to global customers State - of - the - Art Assets, Talented Workforce

9 Barranquilla: Strategic Location • Tecnoglass’s operations are located near three major ports in Colombia: Barranquilla , Cartagena , and Santa Maria • The Port of Barranquilla is in the process of being expanded into a “super - port,” capable of supporting 65 - foot deep vessels • Location favors: - Exports to the Americas, the Caribbean, and the Pacific - Imports of raw materials • 4 - day transportation to Southeast U.S. Port of Barranquilla Tecnoglass ships its products from Barranquilla to Miami faster and less expensively than its competitors ship from Minneapolis to Miami

Strong Revenue and Adjusted EBITDA Growth Expected to Continue in 2014 10 $159 $219 $261 2012A 2013E 2014E Consolidated Revenue (USD mm) $22 $34 $43 2012A 2013E 2014E Consolidated Adj. EBITDA (USD mm) Tecnoglass projects 2014 revenue of $260.9 million and Adjusted EBITDA of $42.7 million, reflecting better than forecasted growth in key markets, especially the United States

11 High Quality, Innovative Products Finished Products Windows Floating facades Commercial display windows Hurricane - proof windows Automatic doors Commercial display windows Bathroom dividers Aluminum Products Bars Plates Profiles Rods Tubes

High Quality, Innovative Products 12 Glass Products Description Laminated / Thermo - Laminated Produced by bonding two glass sheets with an intermediate film between. Safety product – fractures into small pieces if it breaks. Thermo - Acoustic Manufactured with two or more glass sheets separated by an aluminum or micro - perforated steel profile. Has a double - seal system that ensures the unit’s tightness, buffering noise and improving thermal control. Serves as an excellent noise barrier, which is used especially in zones close to airports, traffic or wherever there are unpleasant sounds. Tempered Glass subject to a tempering process through elevated temperatures. Greater superficial elasticity and resistance than conventional glass. Silk - Screened Special paint is applied to glass using automated CNC machinery which ensures paint homogeneity and an excellent finish. Curved Produced by bending a flat glass sheet over a mold, using an automated heat process, which maintains the glass’ physical properties. Digital Print Digital print glass offers architects structured and artistic design. Digital printing allows assuming any kind of appearance required by the client, offering versatility to projects.

Market Opportunity U.S. Market Rebounding, Especially Southeast / Florida ...aided by niche Southeastern U.S. / Florida impact - resistant window and door market 0 50 100 150 200 250 2006 2007 2008 2009 2010 2011 2012 2013E 2014E 2015E 2016E Florida Total Housing Starts (000s) (2) Florida Impact Resistant Window & Door Market (1) (1) State of Florida.; Florida Building Commission ; building codes require structures to withstand wind speeds shown on map in these ranges (2) Historical and forecasts from University of Central Florida, 2013 13

Improving U.S. Market U.S. demand for windows is expected to grow significantly over the next several years... 66.7 59.1 48.4 38.9 41.6 37.9 40.5 45.8 54.2 58.9 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 100.0 2006 2007 2008 2009 2010 2011 2012E 2013E 2014E 2015E U.S. Window Demand by Shipments (mm units) (1) (1) Ducker Worldwide / Bank of America as of 1/10/2013 14

• Global construction industry expected to grow from $7.2 trillion currently to over $10 trillion by 2020 (13% of global GDP to 15%) (1) • Latin America: $550 billion – Growing annually at 6% with good long - term prospects (2) • U.S.: $915 billion (3) – $340 billion residential (3) – $300 billion commercial (3) – $275 billion public (3) – $21 billion U.S. window and door market, growing 9% annually to 2016 (4) – U.S. housing start market at annualized 914,000 as of May 2013, projected to grow to 1,172,000 by year - end 2014 (5) North America 24% Latin America 8% East Asia / Australia 34% Europe 24% Middle East / Africa 6% Central Asia 4% $ 7.2 trillion Global Construction Market (2) Construction Market Growth by Region (2) U.S. 6% Latin America 6% Developing Asia 6% Middle East / Africa 5% Central Asia 4% Europe (2%) Worldwide 4% (1) Global Construction 2020 by Global Construction Perspectives and Oxford Economics (2) KHL Group, 2012 (3) U.S. Census Bureau, as of August 2013 (4) The Freedonia Group Inc ., 2012 (5) NAHB (National Association of Home Builders) 15 Global Outlook

Colombia Economic Outlook • The U.S. is Colombia's leading trade partner (1) , and the two countries entered into the U.S. - Colombia Trade Promotion Agreement , a free trade agreement, in May 2012. • Colombia GDP is forecast at 4.1% for 2013 and 4.7% in 2014 (2) • Fixed investment will grow 6.3% in 2013 and 7.1% in 2014 (2) • In 2014, exports will pick up their annual growth to 5.8% (2) • 2014 Index of Economic Freedom – The Heritage Foundation – Colombia advanced to 3 rd out of 29 countries in the South and Central America / Caribbean region – Colombia achieved its highest economic freedom score ever in 2014, becoming a “mostly free” economy for the first time in the 20 - year history of the Index 16 (1) Congressional Research Service, November 2012 (2) BBVA Research

Growth Strategy • Utilize increased bonding capacity to participate in larger projects • Increase market share in U.S. and South America • Penetrate European and Asian markets, leveraging labor and transportation advantages • Establish and maintain alliances • Continued investments in product innovation and state - of - the - art manufacturing technology 17

Strong & Experienced Team 18 Name Position Age Biography Notes José M. Daes Chief Executive Officer & Director 53 • Founder and CEO of C.I. Energia Solar E.S since 1990 • Over 30 years experience starting and operating various businesses in Colombia and the U.S Christian T. Daes Chief Operating Officer & Director 49 • Founder and CEO of Tecnoglass S.A. since 1995 • Responsible for all aspects of operations, marketing, sales and overall expansion Joaquín F. Fernández Chief Financial Officer & Director 53 • CFO of Tecnoglass and ES since 2007 • Director of ES since 2002 Rodolfo Espinosa Meola President, C.I. Energia Solar S.A. 52 • Attorney, specializing in business, tax and finance • 9 years with Tecnoglass

Strong & Experienced Team 19 Name Position Age Biography Notes Omar Dominguez National Sales Manager, SA Tecnoglass 61 • 32 years of industry experience, 19 with Tecnoglass Jean Paolo Chemello Technical Manager, C.I. Energia Solar S.A 76 • 41 years of industry experience • 23 years with Tecnoglass Karla Rodriguez Chain Chief Operating Officer C.I. Energia Solar S.A 41 • 15 years industry experience, all with Tecnoglass Carlos Amin Cargo Sales USA 31 • 10 years of industry experience, all with Tecnoglass

Board of Directors 20 Name Position Age Biography Notes A. Lorne Weil Non - Executive Chairman of the Board 66 • Chairman of the Board of Scientific Games Corporation (Oct. 1991 – Nov. 2013); CEO for all but ~ 24 months of that time • During his tenure, Scientific Games grew from under $50 million in annualized revenue to ~ $2 billion Samuel R. Azout Director 54 • Investment Manager, Abacus Real Estate • Served as Senior Presidential Advisor for Social Prosperity • Served as CEO of National Agency for Overcoming Extreme Poverty in Colombia Juan Carlos Vilariño Director 51 • GM of various business consortiums in Colombia, including the Malla Vial del Atlántico Consortium and the Barranquilla - Ciénaga c onsortium Martha (Stormy) L. Byorum Director 59 • Founder and CEO, Cori Investmet Advisors • Former EVP, Stephens, Inc. & co - founder, VB&P • Former Chief of Staff and CFO for Citibank’s Latin American Banking Group, and former head of Citibank’s U.S. Corporate Banking Business Julio A. Torres Director 46 • Managing Director, Nexus Capital Partners • Former Director General of Public Credit and Treasury, Colombia Ministry of Finance • Former Vice President, JPMorgan Chase Bank

21 Contacts Devin Sullivan Senior Vice President (212) 836 - 9608 dsullivan@equityny.co m A. Lorne Weil Non - Executive Chairman lorne.weil@tecnoglass.com Claudia Castano Claudia.castano@tecnoglass.com (305) 395 - 7653 ~

22 APPENDIX SLIDES

• Tecnoglass S.A. and C.I. Energia Solar E.S Windows (collectively, Tecnoglass) went public via transaction with Andina Acquisition Corporation, which closed on December 20, 2013 • Current owners of Tecnoglass retained majority ownership and operational control • Proceeds devoted exclusively to funding growth; no selling shareholders • 3,000,000 total contingent consideration shares to TGS/ES − The contingent shares may be issued based on meeting the EBITDA targets of $36 mm in 2014, $40 mm in 2015 and $45 mm in 2016; or − By meeting certain stock price targets in the same year, $12.00 in 2014, $13.00 in 2015 and $15.00 in 2016 • 24.2 mm basic shares outstanding at closing 23 SPAC Transaction Summary 78.2% 15.6% 6.2% Pro Forma Diluted (Treasury) Ownership at Closing TGS/ES Shareholders Public Shareholders Andina Sponsors & Other

24 EBITDA Reconciliation ($ in 000s) Year Adjusted EBITDA Depreciation Adj. EBIT Banking Expense Interest Expense Tax Provision Net Income 2012 $22.3 $7.6 $29.9 $0.5 $3.9 $3.2 $6.8 2013(E) $33.5 $8.4 $25.1 $0.8 $6.5 $5.8 $11.8 2014(E) $ 42.6 $ 8.9 $ 33.8 $ 1.0 $ 7.6 $ 8.3 $16.9 The exchange rate used for adjusting 2012 figures were COP 1,942.70/US$ and COP 1,768.23/US$. Projected 2013 and 2014 figures converted at 9/30/13 spot rate of COP 1,910.00 / US$.